SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

    eDiets.com, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exercise Your Right to Vote

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

EDIETS.COM, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 05, 2010

Date: May 04, 2010 Time: 9:00 AM EDT Location: 1000 Corporate Drive Suite 600 Fort Lauderdale, Florida

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

B A R C O D E

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EDIETS.COM, INC.

1000 CORPORATE DRIVE, SUITE 600 FORT LAUDERDALE, FL 33334

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please To facilitate make timely the request delivery as instructed please make above the request on or before as instructed April 20, above 2010 to on facilitate or before timely delivery.

Please Choose One of The Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

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Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Kevin A. Richardson, II 02 Stephen Cootey 03 Robert L. Doretti 04 Lee S. Isgur 05 Ronald Luks

06 Pedro N. Ortega-Dardet 07 Kevin McGrath

The Board of Directors recommends you vote FOR the following proposal(s):

2 To ratify the appointment of Ernst & Young LLP as our independent registered ceritifed public accounting firm for the 2010 fiscal year:

3 To approve an amendment to the Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue from 50,000,000 to 100,000,000 shares:

4 To approve the amendment and restatement of the Company’s Equity Incentive Plan:

5 Such other business as may properly come before the meeting or any adjournment thereof:

B A R C O D E

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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC.—COMMON 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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